                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 AND 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Earliest
Events Report:   MARCH 10, 2000                     Commission File No.  0-28633
                 --------------                                          -------



                           OMICRON TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         FLORIDA                                        65-0032447
------------------------------              ------------------------------------
(State other jurisdiction of                (I.R.S. Employer Identification No.)
incorporation or organization)

114 W. MAGNOLIA ST., STE 400-128, BELLINGHAM, WASHINGTON                 98225
--------------------------------------------------------              ----------
       (Address of Principal Executive Offices)                       (Zip Code)


                   877-903-2288
    ---------------------------------------------
    (Registrant's area code and telephone number)

                                8-K INFORMATION

ITEM 5: OTHER EVENTS

On March 10, 2000, the new principal officers and directors of the Registrant are as follows :

         Sakwinder Narwal resigned as Chief Financial Officer and has now become the President and Director.

         Barrett Sleeman has resigned as President and has become Chairman of the Board.

         David Naylor (Secretary, Treasurer and Director) has also become Chief Financial Officer.

                                   SIGNATURES

         Pursuant to the requirement of Section 13 or 15(d) of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               OMICRON TECHNOLOGIES, INC.


                                               By: /s/ SAK NARWAL
                                                  ------------------------------
                                                  Sak Narwal, President

March 10, 2000